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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934




DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  MARCH  17, 2000
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                            GRACE DEVELOPMENT, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



   COLORADO                      0-25582                    84-1110469
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   (STATE OR OTHER        (COMMISSION FILE NUMBER)         (IRS EMPLOYER
   JURISDICTION OF                                         IDENTIFICATION
   INCORPORATION)                                              NUMBER)



         1690 CHANTILLY DRIVE, ATLANTA, GEORGIA                30324
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         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)           (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:       (678) 222-3030
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ITEM 5.  OTHER EVENTS.


         The Registrant has determined to provide certain explanations and clarifications with respect to information reported in prior filings with the Commission. This information includes (a) the feasibility of deploying a radio microwave and wireless telephony network, (b) the Registrant's relationship with Lucent Technologies and its subsidiaries with respect to certain equipment leases and (c) the status of a contingent liability reserve established with respect to the acquisition of Avana Communications Corporation in May, 1999 (collectively, the "Previously Reported Information").

         The information set forth herein is intended to address the Previously Reported Information. Although this material should be read in conjunction with the Registrant's prior filings with the Commission and other publicly available information relating to the Registrant, the Registrant expressly disavows all information and statements contained in prior filings and public announcements by the Registrant (including, without limitation, press releases and electronically disseminated information) to the extent such information and any such statements conflict or are otherwise inconsistent with the material set forth herein. In the event of any such conflict or inconsistency, the information contained herein shall control, and no reliance should be placed on such conflicting or inconsistent prior information.

Deployment of Radio Microwave and Wireless Telephony Network

         The Registrant, with the assistance of a wireless consulting firm with which it contracted, has evaluated the feasibility of deploying a radio microwave and wireless telephony network. Although the Registrant has not ruled out deployment of such a network, in light of certain technical limitations and costs, the Registrant does not expect to deploy any such network in the foreseeable future. While no assurances can be given whether such a network will be deployed or whether, if deployed, it will generate revenues, management believes that if deployed, such a network would not be expected to contribute materially to the Registrant's consolidated annual revenues.

         In May, 1999, New Millennium Multimedia, Inc., ("NM"), which became a subsidiary of the Registrant in September, 1999, entered into an agreement with Ascend Credit Corporation, a subsidiary of Ascend Communications ("Ascend"), pursuant to which Ascend would provide NM with a credit facility of no less than $5.1 million for operating leases for certain technology enhancements and a working capital facility of $600,000. At the time of these negotiations, NM was aware that Ascend had entered into an agreement to be acquired by Lucent Technologies ("Lucent"). In exchange for the lease and the credit facilities, NM issued to Ascend warrants to purchase 200,000 shares of NM common stock (the "Ascend Warrants"). The Ascend Warrants expired seven years from the date of issuance and were exercisable at a price equal to $3.00 per share. At the time the warrants were issued, NM's authorized capital stock was 1,000,000 shares of common stock; hence the warrant issued to Ascend represented not less than 20% of NM on a fully-diluted basis. Subsequent to the issuance of the Ascend Warrants, Ascend was acquired by



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Lucent. NM was informed that Lucent had agreed, in connection with its spin-off from AT & T, that it would not own more than five (5%) percent of the voting stock of any telecommunications company. Accordingly, Lucent exercised the Ascend Warrants with respect to 49,000 shares and agreed to surrender the remaining 151,000 warrants in consideration of (a) payment of $395,620 and (b) payment in full of the working capital facility. The terms of the warrant surrender were the result of arms-length negotiations between NM and Lucent.

         Subsequent to the Registrant's acquisition of NM, NM ordered twelve items of remote networking equipment ("TNTs") (approximate value $3.85 million) pursuant to its agreement with Ascend. The equipment was purchased to support its Internet service activities and certain inter-exchange carrier ("IXC") activities. Following a reconfiguration of its remote local sites, the Registrant determined that it had excess capacity and accordingly made arrangements to return nine of the twelve TNTs (with an approximate value of $2.9 million), and restructured the leasing arrangement from an operating lease to a capital lease arrangement. NM also ordered from Ascend certain "voice-over" TNTs to support its IXC activities. Following the acquisition of NM by the Registrant, the Registrant determined that Lucent had available more capable "voice- over" technology. Accordingly, during the fourth quarter of 1999, the Registrant entered into negotiations with Ascend and Lucent and determined to return the Ascend "voice-over" equipment ordered by NM and replace it with equipment better suited to the Registrant's IXC and competitive local exchange carrier ("CLEC") activities. Equipment returned and credited in this regard totaled approximately $1.55 million. All such equipment was leased pursuant to the NM equipment lease agreement with Ascend (filed as Exhibit 10.1 to the Registrant's Quarterly Report on Form 10-QSB for the period ending September 30, 1999). The aggregate value of equipment retained by the Registrant under such lease is approximately $1.78 million.

         In January, 2000, the Registrant completed negotiations with Lucent for a new equipment lease arrangement of up to $25 million through General Electric Capital Corporation. Equipment to be supplied pursuant to such agreement includes PathStar Access Server(TM), Stinger(TM) digital subscriber line ("DSL") access concentrators, the Lucent SoftSwitch for internet protocol networks and the PacketStar(TM) ATM access concentrators.

Status of Avana Contingent Liability Reserve

         NM acquired Avana Communications Corporation ("Avana") in May, 1999. At the time of this acquisition, Avana, which was a regional Internet service provider ("ISP") in the Atlanta, Georgia metropolitan area, had a customer base of approximately 4,000 individual and business customers comprising approximately 5,500 users. As part of the terms of the Avana acquisition, payment of $100,000.00 of the purchase price for Avana was contingent upon Avana's retaining at least 95% of the aggregate number of accounts serviced by Avana during the year immediately preceding the acquisition. Upon completion of the acquisition of Avana, NM implemented service upgrades and performed audit verification of delinquent Avana accounts, which resulted in cancellation of approximately 10% of the Avana customer base. In accordance with the terms of the acquisition agreement, NM was not required to make the $100,000.00 contingent purchase price payment. As of November 30, 1999, Avana's customer base consisted of approximately 4,500 individual and business customers, comprising 6,700 users. The Registrant believes that



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growth in the Avana customer base is a result of sales and marketing efforts implemented by NM and the Registrant following the acquisition of Avana.

THIS REPORT INCLUDES "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. ALL STATEMENTS, OTHER THAN STATEMENTS OF HISTORICAL FACTS INCLUDED IN THIS REPORT, INCLUDING, WITHOUT LIMITATION, THOSE REGARDING THE REGISTRANT'S FINANCIAL POSITION, BUSINESS, MARKETING AND PRODUCT DEVELOPMENT PLANS AND OBJECTIVES OF MANAGEMENT FOR FUTURE OPERATIONS, ARE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE REGISTRANT BELIEVES THAT THE EXPECTATIONS REFLECTED IN SUCH FORWARD-LOOKING STATEMENTS ARE REASONABLE, IT CAN GIVE NO ASSURANCE THAT SUCH EXPECTATIONS WILL PROVE TO HAVE BEEN CORRECT.



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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      GRACE DEVELOPMENT, INC.



                                      By: /s/ James Blanchard
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                                          James Blanchard
                                          President & Chief Operating Officer


Dated as of March 17, 2000



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